UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Tané T. Tyler, Secretary Reaves Utility Income Fund 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2005

Item 1.  Reports to Stockholders.

SHAREHOLDER LETTER

October 31, 2005

Dear Shareholders:

On behalf of the Board of Trustees, I’m pleased to announce that the Reaves Utility Income Fund has delivered a one-year total return on investment of more than 21% of net asset value per common share, with dividends reinvested. Return on market price was more than 14% per common share, again assuming dividends are reinvested.

Additionally, since December 2004, the fund has continued to pay a dividend of $0.10 per common share, a 3.4% increase over the monthly dividend paid prior to that date. Those shareholders invested in the Fund since the first dividend record date in April 2004 have received dividend payments totaling approximately $1.87 per share. Over the past 12 months, 88.49% of those dividends have been qualified dividend income, which are taxed at a maximum 15% federal rate, as opposed to a rate as high as 35% for non-qualifying and other types of dividend income.  This presents a significant tax advantage to our shareholders.

Total assets in the fund have grown to approximately $749 million, up from approximately $687 million one year ago.

These numbers reflect the fact that utilities remain the highest yielding sector of the domestic stock market.

In other fund news, in September the board of Directors of W. H. Reaves announced the election of Ronald J. Sorenson as Vice Chairman and Chief Executive Officer of the firm. Mr. Sorenson succeeds William H. Reaves, the founder of the firm, who will remain as Non-Executive Chairman. Mr. Sorenson will also succeed Mr. Reaves as portfolio manager of the Reaves Utility Income Fund.

Mr. Sorenson joined W.H. Reaves in 1991 and has 24 years of experience in the investment management industry. On behalf of the Board of Trustees and Officers, I congratulate him on his promotion and thank William Reaves for his many years of dedicated service.

The portfolio managers provide detailed fund commentary and analysis on the pages that follow, along with full holdings and financial statements. Feel free to contact us with any questions about the fund by calling 1-800-644-5571 or visiting www.utilityincomefund.com.

Sincerely,

Ned Burke

President, Reaves Utility Income Fund

MANAGEMENT DISCUSSION & ANALYSIS

October 31, 2005

We are pleased with the results for the year fiscal year ended 10/31/2005. The net asset value (NAV) of the Fund increased 14.7% to $22.12 and the stock price increased 8.1% to $19.46, excluding any reinvestment of dividends.  During the fiscal year the Fund paid 12 monthly dividends.  The first two were at the rate of $0.0967/share and the subsequent ten were at $0.10/share, following a 3.4% dividend increase in December 2004.  Stock price performance plus reinvested dividends produced a total return of 14.7%.

Throughout the year we focused on the twin priorities of generating yield to meet our dividend commitment and growing NAV.  In some cases we were able to achieve both objectives with the same investment.  The old AT&T is a good example.  We believed the shares to be undervalued and thought that the dividend was not only sustainable, but could actually grow.   We were rewarded when SBC Communications announced its acquisition of AT&T, at a premium price, as well as a special $1.30 dividend to AT&T shareholders, paid in November.

Throughout the year, the common stock of electric utilities averaged about 47% of the portfolio.  Duke Energy, which raised its dividend 12.7%, continues to be our largest holding at 7.1%.  In May, Duke and Cinergy announced they were merging in a transaction valued at approximately $7.5 Billion.  Duke is in the midst of a successful restructuring which should reduce operating costs, rationalize assets and create opportunities for growth.   With the dividend increase and 4.7% current yield, Duke contributed, like AT&T, to the Fund’s dividend growth and yield objectives.

Constellation Energy participates in the growth of the U.S. merchant power markets.  Although the dividend yield is relatively low, as of this writing 2.53% , the company raised the dividend 20% in early 2005 and is expected to continue to raise the dividend as a result of expected earnings growth.  This was the third consecutive dividend increase since the merchant power industry problems of 2001.  Exelon is another example of the portfolio’s exposure to growth opportunities.  Because of its large efficient nuclear fleet producing low cost power, the company benefits disproportionately from the rising price of natural gas which sets the marginal price of power in many of its markets. The result was strong earnings growth, a 31% dividend increase in December 2004, and expectation of continued future dividend growth.

The telephone sector, particularly rural telecom, proved to be a significant source of dividend income for the Fund, with an average yield of 5.75% over the year.  The large cash flow of the regional bell operating companies enabled dividend increases from 3.2% to 7.4%.  Telcos face challenges however, as competition with cable intensifies and the required level of investment in new broadband and wireless technology continues to increase. In addition to the U.S. regional bell operating companies, the portfolio holds shares of companies based in Canada and New Zealand, where the competitive pressures are less intense and the regulatory regimes somewhat more benign.  The Fund participated in European telco buy out activity through investment in TDC/AS which is to be taken private.  Telecom common holdings averaged about 19% of the portfolio during the year.

The Fund’s ability to invest up to 20% of assets outside the utility sector produced meaningful dividend income and capital growth from selected investments in the energy and consumer staples sectors.  Energy companies will continue as Fund investments, given their ability to grow dividends and buy back stock with their large free cash flows.  The consumer staples sector is concentrated in tobacco companies.  Litigation risk continues to decrease and the companies are raising their already above-market dividends.

The 15% tax rate on qualified dividends and increased investor desire for income supported by a major demographic trend, retirement of the “Baby Boomers” looking for current investment income, has increased company managements attention to dividends.  As a result qualified special dividend distributions occur which serve to boost dividend income. The fund earned special dividends from Todco, an oil service company and ENEL, an Italian electric utility.  Shortly after the close of the fiscal year the special AT&T dividend was declared and paid.

Preferred stock holdings, yielding 6.9%, accounted for 8.5% of the portfolio at the end of the period.

As expected, investor concerns about rising interest rates contributed to volatility.  The most serious impact came at the beginning of October 2005 when market participants concluded that Federal Reserve is not in the “eighth inning” of interest rate increases.  The portfolio continues to be positioned defensively against volatility caused by fear of rising interest rates with selected investments in consumer staples and energy.  More importantly it has been our experience that the share price of utilities which periodically raise their dividends finds support even during times of rising interest rates.

During the period, the cost of leverage, represented by dividends on the auction market preferred stock, rose in tandem with the rise in short-term rates.  The preferred stock yield rose from 1.9% to 3.9% at fiscal year end. The preferred stock dividend yield increase was expected, and at least two further quarter point increases are expected in fiscal 2006.  In our experience utility stock price declines triggered by investor fears of rising interest rates provide the Fund opportunities to improve the total return of the portfolio.

The top five holdings of the Fund as of October 31, 2005 were Duke Energy, 7.1%, Ameren Corporation, 5.8%, Altria Group, 5.4%, Great Plains Energy, 5.1%, and AT&T, 4.1%.

As we position the portfolio for 2006, we remain focused on commodity prices, interest rates, and the regulatory environment.  We expect commodity prices to be volatile and possibly moderate to the downside.  The repeal of the Public Utilities Holding Act as well as other provisions of the Energy Act, which focuses on the urgent requirement for meaningful investment to upgrade the electric and gas infrastructure in the US, should pave the way for increased investment and earnings growth for selected utilities.  Berkshire Hathaway’s announced acquisition of PacifiCorp presages further consolidation in the industry.  We continue to actively manage the portfolio and remained focused on identifying opportunities to grow the net asset value and the Fund’s monthly dividend.

Respectfully submitted,

Ronald J. Sorenson

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Reaves Utility Income Fund
Denver, Colorado

We have audited the accompanying statement of assets and liabilities of the Reaves Utility Income Fund (the “Fund”), including the statement of investments, as of October 31, 2005, and the related statement of operations, statement of changes in net assets, and financial highlights for the year ended October 31, 2005. The statement of changes in net assets and financial highlights of Reaves Utility Income Fund for the period ended October 31, 2004 were audited by other auditors whose report, dated December 17, 2004 expressed an unqualified opinion on those statements. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2005, the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado
December 16, 2005

STATEMENT of INVESTMENTS

October 31, 2005

	SHARES	VALUE
COMMON STOCK - 127.43%
Consumer Staples - 10.93%
Altria Group, Inc.	535,300	$40,174,265
Reynolds American Inc.	75,000	6,375,000
UST Inc.	200,000	8,278,000
		54,827,265

Electric - 73.31%
Ameren Corp.	820,000	43,132,000
Cinergy Corp.	100,000	3,990,000
Consolidated Edison, Inc.	330,100	15,019,550
Constellation Energy Group, Inc.	315,000	17,262,000
Dominion Resources Inc.	120,000	9,129,600
Duke Energy Corp.	2,000,000	52,960,000
Duquesne Light Holdings, Inc.	452,800	7,557,232
Enel S.P.A, ADR	462,100	18,553,315
Exelon Corp.	480,000	24,974,400
FirstEnergy Corp.	100,000	4,750,000
Great Plains Energy, Inc.	1,323,500	37,997,685
ITC Holdings Corp.	10,000	275,000
OGE Energy Corp.	996,700	25,674,992
Pinnacle West Capital Corp.	218,000	9,103,680
PPL Corp.	700,000	21,938,000
Public Service Enterprise Group, Inc.	411,800	25,898,102
Southern Co.	180,000	6,298,200
TECO Energy, Inc.	760,200	13,151,460
TransAlta Corp.	325,000	6,448,000
TXU Corp.	50,000	5,037,500
UIL Holdings, Corp.	22,000	1,089,000
WPS Resources Corp.	171,200	9,340,672
Xcel Energy Inc.	445,000	8,156,850
		367,737,238

Energy - 10.95%
Amerada Hess Corp.	15,000	1,876,500
BP Amoco PLC, ADR	200,000	13,280,000
Eni S.P.A	5,000	668,750
Occidental Petroleum	45,000	3,549,600
Petrochina LTD - ADR	15,000	1,150,950
Royal Dutch Shell PLC-ADR	140,000	8,685,600
Statoil ASA, ADR	50,000	1,110,500
Todco *	356,700	15,962,325
Transocean Inc.*	150,000	8,623,500
		54,907,725

	SHARES	VALUE
COMMON STOCK (continued)
Financials - 0.13%
Lloyd TSB Group plc.	20,000	$660,200

Gas - 8.82%
ONEOK, Inc.	452,000	12,990,480
Peoples Energy Corp.	377,700	14,050,440
Sempra Energy	299,700	13,276,710
South Jersey Industries, Inc.	24,400	681,980
Southern Union Co.*	21,000	493,920
Southwest Gas Corp.	50,000	1,363,000
Vectren Corp.	50,400	1,368,360
		44,224,890

Telephone - 23.29%
Alltel Corp.	10,000	618,600
AT&T Corp.	1,543,300	30,526,474
BCE Inc.	934,600	23,131,350
Citizens Communications Co.	1,937,300	23,712,552
SBC Communications Inc.	1,170,000	27,904,500
TDC A/S, ADR	115,500	3,244,395
Telecom Corp., ADR	235,000	7,700,950
		116,838,821

Transportation - 0.00%#
Ship Finance International Limited	1,000	19,040

TOTAL COMMON STOCK (Cost $568,387,691)		639,215,179

PREFERRED STOCK - 12.65%
Consumer Discretionary - 0.32%
Corts Ford Trust, 7.40% 11/01/46	97,700	1,599,349

Electric - 5.31%
AES Trust III, 6.75%, 10/15/29	133,100	6,162,530
BGE Capital Trust II, 6.20%, 10/15/43	180,000	4,419,000
Consumers Energy Co. Funding Trust IV, 9.00%, 06/30/31	136,800	3,502,080
Entergy Arkansas Inc., 7.32%	5,501	573,135
Entergy Arkansas Inc.	3,936	100,245
Entergy Gulf States Inc., Series A, 7.00%, 09/15/13**	3,828	388,064
Entergy Louisiana Inc., Series 92, 8.00%	1,200	30,225
Entergy Mississippi Inc., 4.56%	3,520	264,770

	SHARES	VALUE
PREFERRED STOCK (continued)
Georgia Power Capital Trust V, 7.13%, 03/31/42	141,400	$3,607,114
Great Plains Energy Inc, 8.00%, 02/16/07	50,000	1,296,000
NVP Capital Trust III, 7.75%, 09/30/38	52,400	1,323,100
PSEG Funding Trust II, 8.75%, 12/31/32	90,100	2,390,353
Public Service Co. of New Mexico, Series 1965, 4.58%	11,167	998,749
Puget Sound Energy Capital Trust, 8.40%, 06/30/41	20,000	509,800
Sierra Pacific Power, Series 1, 7.80%	26,140	610,207
Southern Cal Edison, 4.32%	23,000	450,800
		26,626,172

Financials - 4.60%
ABN AMRO Capital Funding Trust VII, 6.08%	120,000	2,888,400
GMAC, 7.375%	50,000	1,127,500
GMAC, 7.375%	10,000	163,500
Merrill Lynch & Co., Series H, 4.51%**	535,000	13,080,750
Renaissance Holdings Ltd., Series C, 6.08%	270,300	5,797,935
		23,058,085

Gas - 1.08%
ONEOK, Inc., 8.50%, 02/16/06	156,800	5,422,144

Real Estate Investment Trusts - 0.68%
Duke Realty Corp., Series K, 6.50%	138,700	3,407,859

Telephone - 0.66%
Preferred Plus Trust Series T1 7.35%, 03/15/29	69,800	1,757,215
Trust Certificates 2001-1, Series T, 7.45%, 03/15/29	61,900	1,559,880
		3,317,095

TOTAL PREFERRED STOCK (Cost $65,622,941)		63,430,704

	BOND RATING	PRINCIPAL
	MOODY/S&P	AMOUNT	VALUE
CORPORATE BONDS - 6.33%
Electric - 5.01%
Calpine Corp., 7.88%, 04/01/08	Caa3/CCC	$6,000,000	$3,030,000
Calpine Generating Co., 11.50%, 04/01/11^	Caa1/CCC+	22,000,000	20,185,000
TXU Corp., 6.375%, 06/15/06	Ba1/BB+	1,900,000	1,923,233
			25,138,233
Telephone - 1.32%
Qwest Corp, 7.50%, 06/15/23	Ba3/BB	7,000,000	6,615,000
TOTAL CORPORATE BONDS (Cost $34,607,624)			31,753,233

	SHARES
MUTUAL FUNDS - 2.55%
Goldman Financial Square Money Market Fund	9,534,338	9,534,338
Loomis Sayles High Income Fund	424,929	3,276,204

TOTAL MUTUAL FUNDS (Cost $12,534,338)		12,810,542

TOTAL INVESTMENTS (Cost $681,152,594)	148.96%	$747,209,658
Liabilities in Excess of Other Assets	-1.08%	(5,420,843)
Liquidation Preference of Auction Market Preferred Shares: Series M7, F7, W28 (including dividends payable on preferred shares)	-47.88%	(240,170,688)
NET ASSETS ATTRIBUTABLE TO COMMON SHARES	100.00%	$501,618,127

ADR- American Depositary Receipt

*Non-income producing security

**Floating or variable rate security- rate disclosed as of October 31, 2005.  Maturity date represents the next rate reset date.

# Less than 0.005%

^ Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At October 31, 2005, these securities amounted to a value of $20,185,000 or 4.02% of net assets.

Ratings:

The Moody’s and S&P ratings are believed to be the most recent ratings as of October 31, 2005. Ratings are not covered by the report of the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

STATEMENT of ASSETS & LIABILITIES

October 31, 2005

Assets:
Investments, at value (Cost - see below)	$747,209,658
Dividends receivable	1,411,065
Interest receivable	509,467
Total Assets	749,130,190

Liabilities:
Payable for investments purchased	6,810,571
Cash overdraft	32
Accrued investment advisory fee	319,556
Accrued administration fee	156,107
Accrued trustees fee	10,270
Accrued offering costs	22,057
Accrued S&P Ratings fee	4,078
Accrued Fitch Ratings fees	1,699
Other payables	17,005
Total Liabilities	7,341,375

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series M7, F7 & W28 including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,200 shares issued and outstanding for each series)	240,170,688
Total Preferred Stock	240,170,688
Net Assets	$501,618,127

Cost of Investments	$681,152,594

Composition of Net Assets Attributable to Common Shares:
Paid in capital	429,361,443
Accumulated undistributed net investment income	3,590,155
Accumulated net realized gain on investments	2,609,465
Net unrealized appreciation in value of investments	66,057,064
Net Assets	$501,618,127

Shares of common stock outstanding of no par value, unlimited shares authorized	22,677,001
Net asset value per share	$22.12

See Notes to Financial Statements

STATEMENT of OPERATIONS

For the Year Ended October 31, 2005

Investment Income:
Dividends (net of foreign withholding taxes of $976,480)	$33,722,626
Interest	4,277,036
Total Income	37,999,662

Expenses:
Investment advisory fee	4,283,815
Administration fee	1,974,280
Trustees fee	94,900
Broker/dealer fees	609,860
S&P Ratings fee	12,001
Fitch Ratings fee	5,000
Auction agent fee	18,002
Miscellaneous	44,964
Total Expenses	7,042,822

Net Investment Income	30,956,840

Net realized gain on:
Investments	7,207,628
Foreign currency transactions	56,689
Change in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	60,208,576
Net gain on investments and foreign currency transactions	67,472,893

Distributions to Preferred Shareholders from Net Investment Income	(7,228,407)

Net Increase in Net Assets Attributable to Common Shares from Operations	$91,201,326

See Notes to Financial Statements

STATEMENTS of CHANGES in NET ASSETS

	For the Year	For the Period
	Ended October 31,	Ended October 31,
	2005	2004**
Shareholder Operations:
Net investment income	$30,956,840	$19,211,500
Net realized gain/(loss) on:
Investments	7,207,628	(216,213)
Foreign currency transactions	56,689	(2,752)
Change in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currency	60,208,576	5,848,488
Distributions to Preferred Shareholders:
From net investment income	(7,228,407)	(1,420,777)
Net increase in net assets attributable to common shares from operations	91,201,326	23,420,246

Distributions to Common Shareholders:
From net investment income	(27,062,732)	(15,347,120)
Net decrease in net assets from distributions to common shareholders	(27,062,732)	(15,347,120)

Capital Share Transactions:
Proceeds from sales of common shares, net of offering costs	—	381,200,000
Proceeds from the underwriters’ over-allotment option of common shares excerised, net of offering costs	—	50,509,000
Net asset value of common stock issued to stockholders from reinvestment of dividends	—	386,407
Costs from issuance of preferred shares	—	(2,789,000)
Net increase in net assets from capital share transactions	—	429,306,407

Net Increase in Net Assets Attribuatable to Common Shareholders	64,138,594	437,379,533

Net Assets Attributable to Common Shares:
Beginning of period	437,479,533	100,000
End of period *	$501,618,127	$437,479,533

* Includes undistributed net investment income of:	$3,622,589	$2,443,603
** For the period February 24, 2004 (inception) to October 31, 2004.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

	For the Year	For the Period
	Ended October 31,	Ended October 31,
	2005	2004**
Per Common Share Operating Performance
Net asset value - beginning of period	$19.29	$19.10
Income from investment operations:
Net investment income	1.05	0.85
Net realized and unrealized gain on investments	3.29	0.24
Distributions to preferred shareholders:
From net investment income	(0.32)	(0.06)
Total from investment operations	4.02	1.03

Distributions to common shareholders:
From net investment income	(1.19)	(0.68)
Total distributions to common shareholders	(1.19)	(0.68)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—	(0.04)
Preferred share offering costs and sales load charged to paid in capital	—	(0.12)
Total capital share transactions	—	(0.16)
Net asset value per common share - end of period	$22.12	$19.29
Market price per common share - end of period	$19.46	$18.00

Total Investment Return - Net Asset Value (1)	21.63%	4.93%
Total Investment Return - Market Price (1)	14.67%	-6.50%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$501,618	$437,480
Ratio of expenses to average net assets applicable to common shares (3)	1.41%	1.64	%(2)
Ratio of net investment income to average net assets applicable to common shares (3)	6.21%	6.96	%(2)
Ratio of expenses to average managed assets (4)	0.95%	1.02	%(2)
Portfolio turnover rate	55%	63%

Preferred Shares
Liquidation value, end of period (000)- including dividends on preferred shares	$240,171	$240,000	(6)
Total shares outstanding (000)	9.6	9.6
Asset coverage per share	$77,270	$70,571
Liquidation preference per share	$25,000	$25,000
Average market value per share (5)	$25,000	$25,000

**     For the period February 24, 2004 (inception) to October 31, 2004.

(1)     Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported.  Total investment return on net asset value excludes a sales load of $.90 per share.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.  Total investment returns do not reflect brokerage commissions.  Total investment returns for less than a full year are not annualized.  Past performance is not a guarantee of future results.

(2)     Annualized.

(3)     Ratios do not reflect dividend payments to preferred shareholders.

(4)     Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.

(5)     Based on weekly prices.

(6)     Amount does not include dividends on preferred shares.

See Notes to Financial Statements

NOTES to FINANCIAL STATEMENTS

October 31, 2005

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund is a closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003.   The Fund is a non-diversified series with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.  The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the American Stock Exchange and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).  Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the NASDAQ Official Closing Price.  Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or pricing services at the mean between the latest available bid and asked prices.  As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities.  Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value.  Over-the-counter options are valued at the mean between bid and asked prices provided by dealers.  Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.  Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.  The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their NAVs.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Distributions to Shareholders: Distributions from net investment income for the Fund are declared and paid monthly to common shareholders.  Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes:  The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date.  Dividend income is recorded on the ex-dividend date.  Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.  Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

Use of estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America.  This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from these estimates.

2.  INCOME TAXES

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the year ended October 31, 2005, and the period ended October 31, 2004, was as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$34,291,139	$16,767,897
Long-Term Capital Gain	—	—
Total	$34,291,139	$16,767,897

The tax components of capital at October 31, 2005, were as follows:

Undistributed ordinary income	$6,523,203
Accumulated net realized gain	—
Net unrealized appreciation	65,733,481
Total	$72,256,684

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain preferred holdings.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of October 31, 2005
Gross appreciation (excess of value over tax cost)	$81,948,271
Gross depreciation (excess of tax cost over value)	(16,214,790)
Net unrealized appreciation	$65,733,481
Cost of investments for income tax purposes	$681,476,177

3.  CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Preferred Shares: On April 27, 2004, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has three series of Auction Market Preferred Shares:  M7, F7, and W28.  On June 30, 2004, the Fund issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the preferred shares are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.  As of October 31, 2005, the annualized dividend rates for Series M7, F7 and W28 were 3.90%, 3.75% and 3.90%, respectively.  The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates.  These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Preferred Shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4.  PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2005 aggregated $406,922,767 and $398,066,925, respectively.

5.  INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

W.H. Reaves & Co., Inc. (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund.  As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund.  As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly.  ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6.  OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

7.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

DIVIDEND REINVESTMENT PLAN

October 31, 2005 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator” or “BONY”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-

Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, New York 10286, 20th Floor, Transfer Agent Services, 1-800-433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

October 31, 2005 (Unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2005, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

October 31, 2005 (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

October 31, 2005 (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX INFORMATION FOR SHAREHOLDERS

October 31, 2005 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2005.  The information and distributions reported herein may differ from information and distributions taxable to shareholders for the calendar year ended December 31, 2005. During the fiscal period ended October 31, 2005, 76.70% of the dividends paid qualify for the corporate dividends received deduction.  In addition, 88.49% of the dividends paid meet the requirements regarding qualified dividend income.

TRUSTEES & OFFICERS

October 31, 2005

Except for their service on the Company’s Board of Directors, the independent directors named above have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment advisers or underwriters.  Each independent trustee serves on the Fund’s Audit Committee.

Interested Trustees and Officers

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee
W. Robert Alexander Age - 77 1625 Broadway, Ste. 2200 Denver, CO 80202	Trustee and Chairman/Since Inception

Mr. Alexander was the Chief Executive Officer & Chairman of ALPS until September 30, 2005. Mr. Alexander was Vice Chairman of First Interstate Bank of Denver, responsible for Trust, Private Banking, Retail Banking, Cash Management Services and Marketing. Mr. Alexander is currently a member of the Board of Trustees of the Hunter and Hughes Trusts as well as Chairman of Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Because of his affiliation with ALPS, Mr. Alexander is considered an “interested” Trustee of the Fund.

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Edmund J. Burke Age - 44 1625 Broadway, Ste. 2200 Denver, CO 80202	President/Since Inception

Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust.

N/A

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee
Jeremy O. May Age - 35 1625 Broadway, Ste. 2200 Denver, CO 80202	Treasurer/Since Inception

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and First Funds.

N/A

Everett L. Morris Age - 77 1625 Broadway, Ste. 2200 Denver, CO 80202	Trustee/Since Inception	Mr. Morris was a Vice President and Director of Reaves from 1993 to 2003. Mr. Morris is currently a Director/Trustee of the Phoenix Funds, a Director of the Duff & Phelps Utilities Tax-Free Income Fund, and a Director of the Duff & Phelps Utility & Corporate Bond Trust.	1

Tané T. Tyler Age - 40 1625 Broadway, Ste. 2200 Denver, CO 80202	Secretary/Since December 14, 2005

Ms. Tyler is General Counsel of ALPS. Ms. Tyler joined ALPS as General Counsel in September 2004. Formerly, Ms. Tyler was Vice President and Associate Counsel, Oppenheimer Funds, Inc., and Vice President and Assistant General Counsel, INVESCO Funds Group, Inc. Ms. Tyler is deemed an affiliate of the Trust as defined under the 1940 Act. Ms.Tyler is currently the Secretary of the Financial Investors Variable Insurance Trust, First Funds and Westcore Funds.

N/A

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee
Bradley J. Swensen Age - 33 1625 Broadway, Ste. 2200 Denver, CO 80202	Chief Compliance Officer/Since March 22, 2005

Mr. Swenson joined ALPS as Chief Compliance Officer (“CCO”) in May 2004. Prior to joining ALPS, Mr. Swenson served as the Senior Audit manager at Janus Capital Group. Before joining Janus Mr. Swenson was a senior Internal Auditor for Oppenhiemer Funds. Because of his position with ALPS and ADI, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Swenson is currently the CCO of Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust, SPDR Trust, Midcap SPDR Trust, and DIAMONDS Trust.

N/A

Kim Storms Age - 33 1625 Broadway, Ste. 2200 Denver, CO 80202	Assistant Treasurer/Since June 14, 2005

Ms. Storms is Director of Fund Administration and Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

Independent Trustees

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee
Mary K. Anstine Age - 64 1625 Broadway Ste. 2200 Denver, CO 80202	Trustee/Less than nine months

Ms. Anstine was the President/Chief Executive Officer of HealthONE, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of the following: Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; AV Hunter Trust; Financial Investors Trust and Financial Investors Variable Trust; Denver Chapter of the Alzheimer’s Association and a member of the Advisory Boards for the Girl Scouts Mile Hi Council. Ms. Anstine was a Director of: the Northern Trust Bank of Colorado from February 1998 until February 2002; HealthONE; a member of the American Bankers Association Trust Executive Committee; and Director of the Center for Dispute Resolution.

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Michael F. Holland Age - 61 375 Park Avenue New York, NY 10152	Trustee/Less than nine months	Mr. Holland is Chairman of Holland & Company. Mr. Holland is currently a Director and Chairman of the Board, President and Treasurer of the Holland Series Fund, Inc. Mr. Holland is also Chairman of the Board and Trustee of State Street Master Funds and a Trustee of the China Fund, Inc.	1

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee
Robert E. Lee Age - 70 10510 Lakeview Drive Hayden Lake, Idaho 83835	Trustee/Less than nine months	Mr. Lee was a commercial bank executive of First Interstate Bank of Denver from 1980 through 1989. He is currently a Director of the following: Storage Technology Corporation; ING Financial Services — North America; Meredith Corporation; and the Source Capital Corporation. Mr. Lee is also a Trustee of Financial Investors Trust and Financial Investors Variable Insurance Trust.	1

Larry W. Papasan Age - 64 2670 Union Avenue Extended Suite 700 Memphis, TN 38112	Trustee/Less than nine months	Mr. Papasan is the former Chairman of Smith & Nephew, Inc. (orthopedic division). Mr. Papasan is a former Director of First American National Bank of Memphis and The West Tennessee Board of First American National Bank (1988-1991) and was President of Memphis Light Gas and Water Division of the city of Memphis (1984-1991). Mr. Papasan is a member of the Board of the Plough Foundation, a non-profit trust, a Trustee of First Funds, a mutual fund complex, and a Trustee of Smith Seckman Reid, Inc., an engineering services company.	1

Item 2.             Code of Ethics.

(a)          The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)         Not applicable.

(c)          During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)         During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.             Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mike Holland and Robert E. Lee as the Registrant’s “audit committee financial experts.”  Messrs. Holland and Lee are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR

Item 4.             Principal Accountant Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2005 and 2004 were $25,000 and $63,000, respectively.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2005 and $0 in 2004.

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(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $13,500 in 2005 and $0 in 2004.

(d)           All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $14,500 in 2005 and $0 in 2004.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)                    No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 Not applicable.

(h)                                 Not applicable.

Item 5.             Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Mary Anstine

Mike Holland (designated Financial Expert)

Robert E. Lee (designated Financial Expert)

Larry Papasan

Item 6.             Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

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Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies as of January 9, 2006

Name	Title	Length of Service	Business Experience 5 Years
Ron Sorenson	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1991-current
William Ferer	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1987-current
William Reaves	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1961-current

Other Accounts Managed

PM Name	Registered Investment Companies, Total Assets		Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets		Material Conflicts if Any
Ron Sorenson	1;	67,629,438	None	436;	1,058,853,211	None
William Ferer	1;	67,629,438	None	16;	854,994,918	None
William Reaves	1;	67,629,438	None	16;	854,994,918	None

a)(3) Portfolio Manager Compensation as of October 31, 2005.

Portfolio Managers receive a fixed rate compensation from the investment advisor. Compensation is not tied to fund assets or performance.

(a)(4) Dollar Range of Securities Owned as of October 31, 2005.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (1)
Ron Sorenson	None
William Ferer	$10,001-50,000
William Reaves	$1-$10,000

(1) “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                 Submission of Matters to Vote of Security Holders.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

4

The Board of Trustees of the registrant will as part of its authority and responsibilities, seek individuals qualified to become members of the Board of Trustees, including evaluating persons suggested by shareholders. In connection with filling vacancies or expanding the Board of Trustees, the Board of Trustees will evaluate the suitability of individual candidates in the context of the Board  as a whole, with the objective of recommending a group or individual candidate that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, relying on its diversity of experience. Candidates may be nominated by the Board of Trustees or by shareholders by submitting the name and basic qualifications of the candidates to the Secretary of the Registrant at Clough Global Allocation Fund, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Item 11.                 Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                 Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	January 9, 2006

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	January 9, 2006

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